SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



                              November 3, 1999
              Date of Report (Date of earliest event reported)



                           WARNER-LAMBERT COMPANY
           (Exact name of registrant as specified in its charter)

                                  Delaware
               (State or other jurisdiction of incorporation)


            1-3608                                       22-1598912
     (Commission File Number)                 (IRS Employer Identification No.)


     201 Tabor Road, Morris Plains, New Jersey           07950-2693
     (Address of principal executive offices)            (Zip Code)


                               (973) 540-2895
            (Registrant's telephone number, including area code)


Item 5.  Other Events.

     On November 3, 1999, Warner-Lambert Company, a Delaware corporation ("Warner-Lambert"), American Home Products Corporation, a Delaware corporation ("AHP") and Wolverine Sub Corp. ("Merger Subsidiary"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Subsidiary will be merged with and into Warner-Lambert, with Warner-Lambert being the surviving corporation of such merger (the "Merger"). At the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of common stock, par value $1.00 per share, of Warner-Lambert ("Warner-Lambert Common Stock") will be converted into 1.4919 shares of common stock, par value $0.33 1/3 per share, of AHP ("AHP Common Stock"). The combined company after the Merger will be named AmericanWarner, Inc.

     In connection with the execution of the Merger Agreement, AHP and Warner-Lambert entered into Stock Option Agreements, each dated as of November 3, 1999 (the "Stock Option Agreements"), pursuant to which (i) AHP has granted to Warner-Lambert an option to purchase up to 194,551,963 shares of AHP Common Stock at a price of $56.00 per share, and (ii) Warner-Lambert has granted AHP an option to purchase up to 127,940,538 shares of Warner-Lambert Common Stock at a price of $83.81 per share. The Stock Option Agreements are exercisable only upon the occurrence of certain events specified in the Stock Option Agreements.

     The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling of interests. Consummation of the Merger is subject to various conditions, including, among other things, receipt of the necessary approvals of Warner-Lambert's and AHP's stockholders and receipt of required regulatory approvals.

     A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. Copies of the Stock Option Agreements are attached hereto as Exhibit 2.2 and Exhibit 2.3 and are incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.

     A joint press release announcing the execution of the Merger Agreement and the Stock Option Agreements is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

      (c) The following exhibits are filed with this report:

      (2.1) Agreement and Plan of Merger, dated as of November 3, 1999 among American Home Products Corporation, Wolverine Sub Corp., and Warner-Lambert Company.

      (2.2) Stock Option Agreement, dated as of November 3, 1999 between American Home Products Corporation, as Issuer and Warner-Lambert Company, as Grantee.

      (2.3) Stock Option Agreement, dated as of November 3, 1999 between Warner-Lambert Company, as Issuer and American Home Products Corporation, as Grantee.

      (99.1) Press Release, dated November 4, 1999 announcing the execution of the Merger Agreement.



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              WARNER-LAMBERT COMPANY


                              By:      /s/  Rae G. Paltiel
                                 --------------------------------
                              Name: Rae G. Paltiel
                              Title:Secretary



Dated:  November 8, 1999



                               EXHIBIT INDEX


      (2.1) Agreement and Plan of Merger, dated as of November 3, 1999 among American Home Products Corporation, Wolverine Sub Corp., and Warner-Lambert Company.

      (2.2) Stock Option Agreement, dated as of November 3, 1999 between American Home Products Corporation, as Issuer and Warner-Lambert Company, as Grantee.

      (2.3) Stock Option Agreement, dated as of November 3, 1999 between Warner-Lambert Company, as Issuer and American Home Products Corporation, as Grantee.

      (99.1) Press Release, dated November 4, 1999 announcing the execution of the Merger Agreement.